UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 14, 2020

PORTSMOUTH SQUARE, INC.

(Exact name of registrant as specified in its charter)

California	0-4057	94-1674111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Blvd, Suite 610, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 — Other Events.

On March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, the Securities and Exchange Commission issued Order Release No. 34-88465 (the “Order”) granting exemptions to registrants subject to the reporting requirements of the Exchange Act Section 13(a) or 15(d) due to circumstances related to the coronavirus disease 2019 (“COVID-19”).

Due to the circumstances related to COVID-19, Portsmouth Square Inc. (the “Company” or “we”) is relying on the Order with respect to the Company’s Quarterly Report on Form 10-Q (“Form 10-Q”) for the period ended March 31, 2020. Absent the Order, the Form 10-Q is due on May 15, 2020. The Company is unable to file the Form 10-Q on a timely basis due to delays in the preparation and final review of the Form 10-Q by the relevant parties within the Company, due in part by the attention and resources the Company has focused on addressing the severe impacts of the COVID-19 pandemic on our business and operations, as described below. The Company will file the Form 10-Q no later than 45 days after the original due date.

The following risk factors explain how the Company’s business could be impacted by COVID-19:

The Current COVID-19 Pandemic

The full extent of the effects of the COVID-19 pandemic on the Company’s business for the foreseeable future cannot be predicted with certainty. As of the date of this Form 8-K, we have suspended some operations at our hotel and significantly reduced staffing levels. The Company will likely also see a significant decrease in revenue from its hotel operations.

The Company’s operations for the foreseeable future will continue to be significantly impacted by the pandemic. We expect demand for our hotel to recover slowly and over time until the spread of the virus, the fear of its spread and government-imposed quarantines and restrictions on travel and large gatherings subside. In addition, the Company expects to add cleaning services and systems and take other steps to address customer concerns and to meet any new brand standards in the future, which will require the Company to incur expenditures which may be material.

These and other effects of COVID-19 are materially and adversely affecting our current business, results of operations, financial condition, cash flows, ability to meet certain financial covenants under financing arrangements, and asset valuations, and they are expected to continue to do so for the foreseeable future. The severity of the impact will depend on the duration of these conditions. We will continue to assess the financial impacts of COVID-19 to our business, which currently is highly uncertain. The disruption to the global economy and to our business caused by COVID-19 may lead to triggering events that may reduce the carrying value of our assets. It may also affect the upcoming assessment under Accounting Standards Codification 205-40 as to whether there is substantial doubt about the Company’s ability to continue as a going concern within one year after the date on which the Company’s financial statements are issued. These conditions could also magnify the adverse effects of the other risks.

The financial condition and results of operations of the Company will depend on access to cash flow from operations, sales of assets and additional debt capital, all of which are subject to the performance of our hotel as well as general market and economic conditions and other factors, many of which are beyond the Company’s control.

The ability of the Company to execute its near and longer-term business strategy depends on access to an appropriate blend of cash flow from our hotel operations, marketable securities, and financing, the availability of which will be affected by the performance of our hotel as well as general market and economic conditions and other factors, many of which are beyond our control. The COVID-19 outbreak has resulted in severe volatility and disruption in the financial markets. There can be no guarantee that financing will be available in sufficient amounts, on favorable terms or at all, and any reduction in available financing may materially adversely affect the Company’s financial condition and results of operation.

Except as set forth below, during the period ended March 31, 2020, there were no material changes to the Risk Factors disclosed in Item 1A - “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended June 30, 2019.

The responses by federal, state, and local civil authority to the COVID-19 pandemic has had a material detrimental impact on our business, financial results and liquidity, and such impact could worsen and last for an unknown period of time.

The global spread of the COVID-19 pandemic is complex and rapidly-evolving, with governments, public institutions and other organizations imposing or recommending, and businesses and individuals implementing, restrictions on various activities or other actions to combat its spread, such as restrictions and bans on travel or transportation, limitations on the size of gatherings, closures of work facilities, schools, public buildings and businesses, cancellation of events, including sporting events, conferences and meetings, and quarantines and lock-downs. The shelter-in-place, physical distancing, city closures and their consequences have dramatically reduced travel, conventions and demand for hotel rooms, which has and will continue to impact our business, operations, and financial results. The extent to which the closures impacts our business, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous evolving factors that we may not be able to accurately predict or assess, including the duration and scope of the closures; the negative impact it has on global and regional economies and economic activity, including the duration and magnitude of its impact on unemployment rates and consumer discretionary spending; its short and longer-term impact on the demand for travel, transient and group business, and levels of consumer confidence; our ability to successfully navigate the impacts of the closures; governments actions, businesses and individuals take in response to the closures, including limiting or banning travel; and how quickly economies, travel activity, and demand for lodging recovers after the closures subsides.

The COVID-19 closures have subjected our business, operations and financial condition to a number of risks, including, but not limited to, those discussed below:

●	Risks Related to Revenue: The COVID-19 closures and other imposed restrictions have negatively impacted and will in the future negatively impact to an extent we are unable to predict, our revenue from the Hotel. Currently, the Hotel is not generating revenue sufficient to meet its operating expenses, which is adversely affecting our net income.

●	Risks Related to Operations: Because of the significant decline in the demand for hotel rooms, Interstate have taken steps to reduce operating costs and improve efficiency, including furloughing a substantial number of its personnel and implementing reduced work weeks for other personnel. Such steps, and further changes we may make in the future to reduce costs, may negatively impact guest loyalty, or our ability to attract and retain associates, and our reputation and market share may suffer as a result. For example, if our furloughed personnel do not return to work with us when the COVID-19 closures and imposed restrictions are lifted, including because they find new jobs during the furlough, we may experience operational challenges that impact guest loyalty and our market share, which could limit our ability to grow revenue and could reduce our profits. Further, reputational damage from, and the financial impact of, reduced work weeks could lead associates to depart the company and could make it harder for us to recruit new associates in the future. We may also face demands or requests from labor unions that represent our associates, whether in the course of our periodic renegotiation of our collective bargaining agreements or otherwise, for additional compensation, healthcare benefits or other terms as a result of COVID-19 that could increase costs, and we could experience labor disputes or disruptions as we continue to implement our COVID-19 mitigation plans.

COVID-19, and the volatile regional and global economic conditions stemming from the pandemic, as well as reactions to future pandemics or resurgences of COVID-19, could also precipitate or aggravate the other risk factors that we identify in our 2019 Form 10-K, which in turn could materially adversely affect our business, financial condition, liquidity, and results of operations (including revenues and profitability). Further, COVID-19 may also affect our operating and financial results in a manner that is not presently known to us or that we currently do not consider presenting significant risks to our operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTSMOUTH SQUARE, INC.

Dated: May 15, 2020	By:	/s/ Danfeng Xu
Treasurer and Controller